SECURITIES AND EXCHANGE COMMISSION
	                       Washington, D.C.  20549
	               ______________________________________

		   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             /X/


        Post-Effective Amendment No. 20 as to 2-60951*  /X/
        Post-Effective Amendment No. 25 as to 2-55344*  /X/
        Post-Effective Amendment No. 23 as to 2-61740*  /X/

		    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT	/X/
OF 1940

        Amendment No. 21*                       /X/


*See Explanatory and Rules 414 and 429(b) Notes on Inside Facing Page.

	                          COPLEY FUND, INC.
	Formerly "Copley Tax Managed Fund, Inc.,"  "The Copley Trust"
	          and "Steadman Tax-Sheltered Trust"_______________
	         (Exact Name of Registrant as Specified in Charter)

        245 Sunrise Avenue, Palm Beach, FL                        33480
        (Address of Registrant's Principal Executive Office     (Zip Code)

Registrant's Telephone Number, including Area Code        (407)  665-8050


	                      Irving Levine, President
             245 Sunrise Avenue, Palm Beach, FL 33480
	             (Name and Address of Agent for Service)

	           Copy to:

	           Thomas C. Henry, Esquire
	           Roberts & Henry
	           P. O. Box 1138
	           St. Michaels, MD  21663


        Approximate Date of Proposed Public Offering: As soon as practicabl after this Amendment become effective.

	It is proposed that this filing will become effective:

	     /X/ immediately upon filing pursuant to paragraph (b) / / on (date) pursuant to paragraph (b)
	     / /  60 days after filing pursuant to paragraph (a)
	     / /  on (date) pursuant to paragraph (a) of Rule 485.


	The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2; however, pursuant to paragraph (b)(2) of Rule 24f-2, the Registrant need not file a Rule 24f-2 Notice because it did not sell any securities pursuant to such declaration during the fiscal year ended February 28, 1998.

Explanatory Note

	Registrant, on or about March 6, 1978, filed with the Securities and Exchange Commission ("SEC") a Notification of Registration on Form N-8A under the Investment Company Act of 1940, as amended (the "1940 Act"). On or about March 14, 1978, Registrant filed with the SEC its Registration Statement pursuant to Section 8 of the 1940 Act on Form N-8B-1 and its initial Registration Statement under the Securities Act of 1933, as amended (the "1933 Act") on Form S-5 (Registration No. 2-60951), hereinafter "Registrant's S-5." Registration of shares covered by such S-5 Registration Statement was accomplished as part of Registrant's Form N-1 Registration Statement, declared effective by order of the Commission on July 1, 1980.

	In June 1978, by virtue of resignations of the Trustees of The Copley Trust (formerly Steadman Tax-Sheltered Trust), a common law business trust (the "Trust") and an investment company registered under the 1940 Act, the President of Registrant became the sole trustee of the Trust; and, subsequently, by action of the Trust's shareholders at a meeting duly called and held and for which proxies were solicited in accordance with the 1940
Act Rules 20a-1, 20a-2, and 20a-3, the shareholders re-elected said President as a trustee as well as other new trustees and took such other action, including the appointment of auditors, the selection of an investment advisor, etc., as was necessary to provide for the continuity of the Trust.

	On July 23, 1979, the Trust filed with the SEC its initial Registration Statement on Form N-1, styled as Post-Effective Amendment No. 3 to its 1933 Act Registration Statement on Form S-5 (Registration No. 2-55344), Post-Effective Amendment No. 1 to its 1933 Act Registration Statement on
Form S-5 (Registration No. 2-61740) and Amendment No. 1 to its Registration Statement pursuant to Section 8 of the 1940 Act on Form N-8B-1 (the "Trust's N-1"). The Trust's N-1 was included in, and became effective as, a part of Registrant's Form N-1 Registration Statement, declared effective by order of the Commission dated July 1, 1980.

	On or about February 24, 1980, in connection with the change of domicile of the Trust, Registrant acquired all of the assets of the Trust and assumed all of its liabilities pursuant to an Agreement and Plan of Reorganization, dated as of December 3, 1979 (the "Agreement"), in exchange for that number of shares of Registrant's common stock (par value $1.00 per share) as was equal to the aggregate number of outstanding shares of the Trust on the "Reorganization Date," February 27, 1980. The Trust has since wound up its business, dissolved and credited or delivered the shares of Registrant to its shareholders on or as of the Reorganization Date. The Agreement was approved by the shareholders of the Trust at its annual meeting, duly called and held on February 14, 1980, and for which proxies were solicited in accordance with 1940 Act Rule 20a-1, et seq.

Rule 414 Note

	Pursuant to Rule 414 under the 1933 Act, in its Registration Statement on Form N-1, declared effective by order of the Commission on July 1, 1980, Registrant adopted as its own registration statements, for all purposes of the 1933 Act and the Securities Exchange Act of 1934, the Trust's Registration Statement Nos. 2-55344 and 2-61740, and Registrant hereby ratifies and confirms such adoption.

Rule 429 Note

	Registrant, having adopted the Trust's Registration Statements Nos. 2-55344 and 2-61740, intends this Amendment to said Registration Statements to constitute compliance with the Trust's undertakings to amend such Registration Statements in lieu of filing separate amendments. Registrant also intends for this Registration Statement to constitute compliance with its undertakings to amend its Registration Statement No. 2-60951 in lieu of filing a separate amendment.

	                          COPLEY FUND, INC.


	                        CROSS REFERENCE SHEET

Form N-1A Item
Number and Caption            Heading in Prospectus

1.  Cover Page		      Cover Page

2.  Synopsis		      Summary of Fund Expenses

3.  Condensed Financial Information         Per Share Income and Capital
                                            Changes

4.  General Description of Registrant       Introduction; Investment
                                            Objectives and Policy

5.  Management of the Fund                  Management of the Fund;
                                            Custodian and Transfer Agent

6.  Capital Stock and Other Securities      Description of Shares;
                                            Systematic Withdrawal Program;
                                            Investment Objectives and
                                            Policy; Management of the
                                            Fund; Taxes; Shareholder;
                                            Inquiries

7.  Purchase of Securities Being            Purchase of Shares;
    Offered                                 Determination of Net Asset
                                            Value; Investment Objectives
                                            and Policy

8.  Redemption or Repurchase                How to Redeem Shares;
                                            Systematic Withdrawal Program

9.  Legal Proceedings                       Not Applicable

COPLEY FUND, INC.

A No-Load Fund


THE FUND IS A NO-LOAD FUND,      INVESTMENT OBJECTIVE
WHICH MEANS THERE IS NO
SALES COMMISSION WHEN YOU        COPLEY FUND, INC., A FLORIDA CORPORATION
BUY OR REDEEM SHARES             (THE "FUND"), HAS AS ITS PRIMARY GOAL THE
                                 ACCUMULATION OF DIVIDEND INCOME WITH
                                 CONSIDERATION GIVEN TO LONG-TERM CAPITAL
                                 APPRECIATION.

PROSPECTUS
June 30, 1998

                                 ABOUT THIS PROSPECTUS

                                 This Prospectus sets forth concisely the information a prospective investor should know about the Fund before investing. It should be retained for future reference.

                                 A Statement of Additional Information
                                 about the Fund, which is incorporated by reference in this Prospectus, has been filed with the Securities and Exchange Commission. It is available, at no charge by writing the Fund, or you can call the Fund at (508) 674-8459. The date of the Statement of Additional Information is the same as the date of this Prospectus.

THESE SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION,
NOR HAS THE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS.  ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Cover Page......................................................	 1
Summary.........................................................	 3
Financial Highlights............................................	 4
Summary of Fund Expenses........................................	 5
Investment Objectives and Policies..............................	 6
Taxes...........................................................	 8
  Federal Taxes-Generally.......................................	 8
  Alternative Minimum Tax.......................................	 9
  Accumulated Earnings Tax......................................	 9
  State Taxes...................................................	10
  Tax Examinations/Open Tax Years...............................	10
Purchase of Shares..............................................	10
How to Redeem Shares............................................	11
  Systematic Withdrawal Program.................................	12
Determination of Net Asset Value................................	13
Retirement Plans................................................	13
Management of the Fund..........................................	13
  Directors.....................................................	13
  The Advisor...................................................	13
  Expenses......................................................	14
Custodian and Transfer Agent....................................	14
Description of Shares...........................................	14
Shareholder Inquiries...........................................	14
Investment Application..........................................	A-1
Systematic Withdrawal Application...............................	A-3

Summary

The Fund
	The Copley Fund, Inc. (the "Fund") was organized as a Massachusetts corporation on February 21, 1978. It was reorganized as a New York Corporation on September 1, 1987, and as a Florida corporation on May 19, 1994. It is a no-load, diversified, open-end management investment company which offers investors the opportunity to own a professionally managed, diversified portfolio consisting primarily of common stocks without having to become involved with the research, detailed bookkeeping and operational procedures normally associated with direct investment in such securities. The Fund changed its name from the Copley Tax-Managed Fund, Inc., effective March 11, 1987, pursuant to the approval of its Shareholders.

Investment Objective
	The Fund has as its primary goal the accumulation of dividend income with consideration also given to long-term capital appreciation.
        See "Investment Objectives and Policies."

Investment Policies
	The Fund invests primarily in companies with strong balance sheets and with histories of dividend increases and in companies whose earnings growth potential enhances prospects for future increases in dividend rates. See "Investment Objectives and Policies."

Tax Considerations and Operating Business
	The Fund is taxed as a corporation, and dividends and capital gains are not distributed but rather are accumulated within the Fund and are added to the value of each share on a daily basis. In an effort to improve its performance and the profitability of investments therein and to further these objectives in the context of certain tax law changes, the Fund is engaging, on a limited basis, in an operating business, the value of which is includible in the net asset value of the Fund. See "Federal Taxes-Generally" and "Accumulated Earnings Tax."

Investment Advisor
	Copley Financial Services Corporation ("CFSC") is the Fund's investment advisor. CFSC is responsible for management of the Fund's assets, exclusive of the operating business, and receives a fee, paid monthly, from the Fund equal to 1.00% of the first $25,000,000 of average daily net securities assets, .75% of the next $15,000,000 of average daily net securities assets and .50% of the average daily net securities assets in excess of $40,000,000. "Net securities assets" does not include the assets of the operating business. See "Management of the Fund-The Advisor."

No Sales Commission
	The Fund charges no selling commission or "load." Investors who purchase shares through registered broker-dealers may be subject to fees imposed by those individuals or entities. See "Purchase of Shares."

Minimum Investment Required
	Each initial subscription must be for at least $1,000, except that the minimum amount may be waived in certain circumstances. After an account is established, additional investments of $100 or more may be made at any time. See "Purchase of Shares."

Redemption
	Shares may be redeemed at any time, without charge by the Fund, at their net asset value, except during the occurrence of certain extraordinary events. See "How to Redeem Shares."

FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout Each Year1)

	The Information in the table below for the fiscal years ended February 28, 1992 through 1998 have been audited by Roy G. Hale, C.P.A. whose report thereon appears in the Fund's Annual Report. The information for fiscal year ended February 28, 1991 has been audited by Grant Thornton (formerly Spicer and Oppenheim), whose report thereon appears in the Fund's Annual Report for that year. The information for the fiscal years ended February 28, 1989 and 1990 have been examined by Spicer and Oppenheim (formerly Oppenheim, Appel, Dixon & Company), whose report thereon appears in the Fund's Annual Report for those years.




									Year Ended
                     February   February   February  February  February  February  February  February  February  February
                     28, 1998   28, 1997   29, 1996  28, 1995  28, 1994  28, 1993  29, 1992  28,1991   28, 1990  28, 1989

Investment and
Operating Income     $ 1.371    $ 1.368    $ 1.302   $ 1.194   $ 1.099   $ 1.089   $ 1.113   $ 1.079   $ 1.054   $  .866
Expenses (Including
  Taxes)                .490       .471       .431      .405      .509      .380      .371      .341      .324      .247
Net Investment and
Operating Income        .881       .897       .871      .789      .590      .709      .742      .738      .730      .619
Net Realized and
  Unrealized Gain
  (Loss) on
  Investments          4.885       .952      2.840     (.368)  (1.130)     3.031      .803      .008     1.437      .068
Change in Accounting
  Estimate               ---        ---       ---        ---     ---       1.150       ---       ---      ---        ---
Net Increase (Decrease)
  in Net Asset Value   5.766      1.849      3.711       .421    (.540)    4.890     1.545      .746     2.167      .687
Net Asset Value
  Beginning of Year   26.296     24.447      20.736     20.315   20.855    15.965    14.420    13.674    11.507    10.820
  End of Year        $32.062    $26.296     $24.447    $20.736  $20.315   $20.855   $15.965   $14.420   $13.674   $11.507
Average Annual
Total Return          21.93%      7.56%      17.89%      2.5%    (2.6%)    30.6%     10.7%      5.5%     18.8%      6.3%
Ratio to Average
Net Assets:
  Investment Expenses
  (Excluding
  Income Taxes)(2)      .95%      1.00%       1.03%      1.09%    1.51%     1.14%     1.38%     1.50%     1.86%     1.38%
  Net Investment and
   Operating Income(2) 3.00%      3.51%       4.79%      3.84%    2.88%     5.93%     4.86%     5.34%     5.81%     6.45%
Portfolio Turnover     43.01%     9.15%       4.79%      31%      10%       5%        7%        16%       3%        5%
Number of Shares
  Outstanding at
  End of Year
  (in Thousands)       2,546      2,794       3,161      3,686    3,986    1,945      1,981     1,940     2,132     1,836





 (1) Based upon average number of shares.
 (2) Copley Financial Services Corp. ("CFSC") has waived a portion of its investment advisory fee on the first $15 million of average net assets. This reduction decreased the ratio of investment and operating expenses (excluding income taxes) to average net assets and increased the ratio of net investment and operating income to average net assets by .32% for the fiscal year ended February 28, 1989;.29%, .20%, .22%, .15%, .05%,
     .08%, .08%, .08% and .08% for the fiscal years 1990 through 1998 respectively. The effect of this waiver is to increase the per share net asset value of the Fund. CFSC is under no obligation to waive any part of its investment advisory fee, and there can be no assurance that it will do so in the future. However, shareholders will be given thirty days written notice prior to cessation of this practice.

                                     4

SUMMARY OF FUND EXPENSES

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management fees*.................................	.62%
12b-1 fees.......................................
Other expenses:
  Professional fees..............................	.09%
  Accounting and pricing services................	.05%
  Custodian fee..................................	.04%
  Other..........................................       .15%
**Total Fund operating expenses..................       .95%


EXAMPLE

You would pay the following expenses on a 	1 year	$ 10
 $1,000 investment, assuming (1) 5% annual      3 years $ 31
 return and (2) redemption at the end of        5 years $ 51
 each period.                                  10 years $105


_________

 *After expense reimbursements of .08%
**This assumes that .95% is representative of annual fund operating expenses expressed as a percentage of average net assets.

	THE PURPOSE OF THE ABOVE TABLE IS TO ASSIST SHAREHOLDERS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER WILL BEAR BY INVESTING IN THE FUND. THIS IS AN ILLUSTRATION ONLY. ACTUAL EXPENSES AND PERFORMANCE MAY BE MORE OR LESS THAN SHOWN.

INVESTMENT OBJECTIVES AND POLICIES

	The primary objective of the Fund is to achieve accumulations of dividend income and long-term capital growth. The Fund uses its corporate structure to create dividend income to the Fund by utilizing the Fund's 70% deduction from Federal income taxes for dividends received. The remaining 30% of the Fund's income is used primarily to pay for the expenses of running the Fund. The result, unless the Federal accumulated earnings tax is imposed on the Fund, is that the Federal income taxes that would otherwise be payable by the Fund are greatly reduced. This Prospectus contains a more detailed discussion of Federal income taxation of the Fund under current statutes and regulations under the heading "Federal Taxes - Generally." In particular, prospective investors should be aware of the applicability to the Fund of the corporate alternative minimum tax and of certain Federal income tax contingencies associated with the Fund and its methods of operation. See "Alternative Minimum Tax" and "Accumulated Earnings Tax".

	The Fund's policy of maximizing dividend income and its structure enable the Fund's assets to be managed so as to avoid the necessity of making annual taxable distributions to Shareholders. Dividends and capital gains are not distributed, but rather are accumulated within the Fund and are added to the value of each share on a daily basis. Any increase in per share value directly raises the value of each Shareholder's account. Upon redemption, a Shareholder may incur a loss or realize a gain or income which may be subject to income taxation depending upon the per share value at the time of redemption.

	In addition to the primary objective, the Fund also adheres generally to the following objectives:

	a)	The Fund purchases securities which pay high dividend income.

	b)	The Fund invests primarily in companies with strong balance
                sheets and with histories of dividend increases and in companies whose earnings growth potential is such that increases in dividend rates may be expected in the future. Dividend increases enable the Fund to avoid or minimize some of the adverse effects of inflation on the market performance of that portfolio.

	c)	The Fund diversifies its investments by industry so as to
                avoid risk associated with over-concentration. With the emphasis in stock selection being on stocks with good earnings fundamentals and attractive dividends and book values relative to market prices, no particular stocks, segment of the economy or industry is excluded from consideration for the portfolio.

	When economic or market conditions appear to make such action or actions desirable, or during temporary periods, the Fund may invest its assets in investment grade bonds, preferred stocks or money market instruments, if Management determines it is necessary under the circumstances for preservation of capital. For temporary defensive purposes, the Fund may at times invest more than 25% of the value of its assets in cash or cash items (including bank demand deposits); securities issued or guaranteed by the United States government, its agencies or instrumentalities; or instruments secured by money market instruments.

	In an effort to enhance its performance and the profitability of an investment therein and to preserve and promote its primary investment objective in the context of adverse tax law changes more fully discussed herein under the heading "Accumulated Earnings Tax" the Fund has engaged, on a limited basis, in the luggage and related products business. To facilitate the conduct of such an "operating business," the Fund's Shareholders, on February 4, 1987, approved changes in fundamental policy which expand the Fund's ability to borrow money and make loans with respect to an active trade or business. The Fund can now borrow up to one-third of its total net assets and extend credit to, or act as surety for, other persons or entities in connection with the conduct of any active trade or business, so long as the total exposure of the Fund represented by such extensions of credit or suretyship arrangements, when added to the aggregate borrowings of the Fund, does not exceed 10% of the value of the Fund's total net assets. The Shareholders also approved a fundamental policy designed to maintain the status of the Fund as a diversified investment company by limiting the value of any trade or business to 24% or less of the Fund's total assets and limiting the gross profit therefrom to 10% or less of the Fund's total annual gross income. Investors should note that the fundamental policy changes do not restrict the types of active trades or businesses into which the Fund can enter.

	The revised borrowings policy allows the Fund to arrange credit for the effective conduct of the operating business, including the placement of orders for foreign manufactured products collateralized by letters of credit or similar documentary drafts. The Fund's ability to extend credit to, or act as surety for, others affords the Fund the opportunity to joint venture or otherwise participate in significant importing opportunities with other importers. Shareholders should be aware that joint ventures and participations, should they arise, will have risks inherent in them which may be different in character from normal business risks, such as casualty, breach of purchase contracts, warranty claims, and similar occurrences, associated with any active trade or business engaged in the purchase, sale, delivery and redelivery of goods. Thus, for example, joint ventures or participations will carry with them the risks on non-performance or inadequacy of the resources of joint venturer or participant.
        In addition, a joint venturer or participant, in all likelihood, will not be familiar with the regulatory aspects of the Fund's business or its fundamental policies, thereby requiring the Fund to police carefully the activities of other ventures or participants to assure that activities or commitments binding upon the Fund are not undertaken by another venturer which interfere with the attainment of the Fund's primary investment objective or which contravene the Fund's fundamental policies or the Investment Company Act of 1940, as amended (the "Act"). (References to the Act herein should not be interpreted or construed as indicating that the Securities and Exchange Commission has determined that the Fund's Management has acted in compliance with the provisions thereof or has, in any way, supervised the Fund's Management or its investment practices or policies.) In light of the Fund President's 40 years of experience in the luggage and related products business, including the importation of such goods, Management believes that the Fund will be successful in formulating policies and guidelines governing the undertaking of any such ventures or participations which will ameliorate, if not eliminate, the additional risks to a degree sufficient to allow the Fund to undertake appropriate joint ventures or participations with confidence that the risks inherent therein will be normal and customary and consistent with the Fund's fundamental policies, the Act and the continued achievement of the Fund's primary investment objectives. If a joint venture is structured as a partnership, the Fund will not serve as a general partner and, in serving as a limited partner, will not assume liability which, in Management's view, is unreasonable in light of the scope of the Fund's partnership interest. In addition to the risks outlined above, the Fund's operating business, to the extent that it entails the importation of foreign products, may be affected by unfavorable monetary exchange rates making foreign imports less competitive with domestic products and thus less attractive to American consumers.

	Without the Fund's entry into an operating business, Management believes that the Fund may have been forced to make taxable distributions to its Shareholders in contravention of its investment objectives in order to avoid or limit its potential accumulated earnings tax liability. While there can be no assurance that the conduct of the operating business will either eliminate or minimize the risk that the Fund will be subject to the accumulated earnings tax, management believes that the operating business will prove lucrative to the Fund given the experience of the Fund's President in the luggage and related products business and his overall business acumen.

	The Fund's investment policies, discussed above, are subject to further restrictions which are described in the Statement of Additional Information. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are not fundamental policies and may be changed without Shareholder approval.

TAXES

Federal Taxes - Generally

	The Fund is taxed as a regular corporation under the Internal Revenue Code of 1986, as amended (the "Code"). Except to the extent hereinafter discussed, consistent with its investment policies and objectives, the Fund retains all net investment income and realized capital gains, if any, to increase the Fund's assets. Consequently, shareholders are not individually liable for income taxes associated with the operations of the Fund except upon sale of shares or the receipt of distributions.

	The Fund is taxed, for Federal income tax purposes, on a schedule of rates ranging from 15% to 34% depending upon its taxable income. However, a 5% additional tax rate applies to phase out the benefits of the graduated rates if the Fund's taxable income is between $100,000 and $335,000. Subject to specific limitations, the Fund is entitled to a deduction in computing its Federal taxable income equal to 70% of the amount of dividends received by the Fund from domestic corporations. This dividends received deduction may not exceed 70% of the Fund's taxable income unless the Fund has a net operating loss for a taxable year, as computed after deducting the dividend received deduction. It is anticipated, although there can be no assurance, that the Fund's management fees and other expenses may offset a substantial portion of the remaining 30% of the dividend income and investment income from other sources during each taxable year.

	The Fund pays income taxes on any net realized capital gain at the statutory rate noted above. In addition, the Fund will, for financial statement purposes, accrue deferred income taxes on net unrealized capital gains that are expected to be realized at the Fund level. The Fund may carry net capital losses forward for five years as an offset against any net capital gains realized by the Fund during the current year.


	Legislative or regulatory changes in, or interpretations of, applicable federal tax laws, regulations or rulings may make it impossible for the Fund to utilize certain of the tax management techniques and strategies described in the Prospectus. The Fund intends to evaluate continuously the operations of the Fund under the current federal tax laws as well as various alternatives available.

Alternative Minimum Tax

	The Fund may also be subject to the corporate alternative minimum tax ("AMT"). The Fund will be liable for the AMT to the extent that such tax exceeds the Fund's regular income tax liability for any taxable year. The Fund's regular income tax liability for these purposes will not include any amount paid on account of the accumulated earnings tax discussed below. See "Accumulated Earnings Tax". The AMT is equal to 20% of the Fund's alternative minimum taxable income ("AMTI") with certain adjustments.

        Under the provisions of the taxpayer Relief Act of 1997, a small corporation will not be subject to AMT. For a tax year beginning in 1998, a corporation that has had average gross receipts of $5,000,000 or less during the preceding three years will be a small corporation. Once recognized as a small corporation, a corporation will continue to be exempt from AMT for so long as its average annual gross receipts for the prior three-year period does not exceed $7,500,000. Pending the issue of regulations, the Fund should qualify under the provision for the tax year commencing March 1, 1998.

Accumulated Earnings Tax

	Since, subject to the limitations discussed above, the Fund accumulates rather than distributes its income, the Fund may be subject to the imposition of Federal accumulated earnings tax (the "AET"). The AET is imposed on a corporation's accumulated taxable income (the "ATI") for each taxable year at the rate of 39.6%.
        ATI is defined as the adjusted taxable income of the Fund minus the sum of the dividends paid deduction and the accumulated earnings credit (as discussed below). The dividends paid deduction and the accumulated earnings credit is available only if the Fund is not held to be a "mere holding or investment company."

	In the early part of 1987, the Fund commenced activities in the luggage and related products trade business. The business is being operated as division of the Fund, with the value of business assets and the earnings attributable thereto being included in the net assets of the Fund for all purposes. The assets of the operating division should not result in the Fund ceasing to be an open-end investment company under the Act. Management believes, although there can be no assurance, that under existing law the Fund's operation of its active trade or business should be sufficient to enable the fund to not be classified as a "mere holding or investment company" for purpose of AET. Under that proposition, the Fund is entitled to a dividends paid deduction from ATI for that portion of Fund redemptions representing the amount of undistributed earnings accumulated since the inception of the fund and through the date of redemption allocable to the redeemed shares.

	The Internal Revenue Service has recently upheld management's position that the Fund is not a mere holding or investment company since the Fund is conducting an operating business. Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Fund will not be held liable for the accumulated earnings tax by the Internal Revenue Service.

State Taxes

	The Fund is qualified and does business in the State of Florida. Accordingly, the Fund is subject to the Florida State corporate and alternative minimum tax.

Tax Examinations/Open Tax Years

	There are no current federal or state tax examinations. All tax years through February 28, 1994 have been closed for Federal and state income tax purposes.

PURCHASE OF SHARES

	Shares are continuously offered at current net asset value without payment of any sales charge or commission. Investors who purchase and redeem Fund shares through broker-dealers, banks and other institutions may be subject to fees imposed by those entities with respect to the services they provide.

	To make an initial investment, a prospective investor should complete the investment application which appears at the end of this Prospectus and forward it with a check for $1,000 or more, made payable to Copley Fund, Inc., c/o Steadman Security Corp., 1730 K Street, N.W., Washington, D.C. 20006. If the application is accepted, a confirmation indicating details of the transaction will be sent to the purchaser directly. If the application is rejected, the investor's check will be returned to him promptly. Investment checks are invested at the net asset value next determined after their receipt by the Fund.

	The minimum initial investment of $1,000 will be waived when a group of employees in cooperation with its employer and the Fund purchases shares through a payroll deduction or other group purchase plan. Once an account (individual or group) has been established, additional investments of $100 or more may be made at any time. These minimum amounts also may be waived for persons investing under the Fund's Keogh Plan or through the medium of an Individual Retirement Account ("IRA").

	AS A CONDITION OF THIS OFFERING, IF A PURCHASE IS CANCELED DUE TO NONPAYMENT OR BECAUSE A CHECK DOES NOT CLEAR, THE PURCHASER WILL BE RESPONSIBLE FOR ANY LOSS THE FUND INCURS. If you are already a Shareholder, the Fund reserves the right to redeem shares from your account(s) to reimburse the Fund for any such loss arising from an attempt to purchase additional shares.

	STOCK CERTIFICATES: The Transfer Agent will not issue stock certificates for your shares unless requested. In order to facilitate redemptions and transfers, most Shareholders elect not to receive certificates. The stock certificates are issued at no charge to the purchaser, but if a certificate is lost, the purchaser may incur an expense to replace it.

	CONFIRMATIONS: Upon receipt and acceptance by the Fund of an application for purchase of shares, the shares will be registered as designated by the purchaser in an open account. Purchases will be credited to the account in full and fractional shares, and a confirmation of each purchase will be sent to the Shareholder indicating the amount of the most recent purchase, the number of new shares acquired and the total number of shares left in the account. The confirmation is adequate evidence of the ownership of shares, and redemptions and transfers of ownership may be accomplished without the use of share certificates.


HOW TO REDEEM SHARES

An Investor may redeem his shares by sending a written request for redemption signed by the investor and any co-owners. The request should be sent to Copley fund, Inc., c/o Steadman Security Corp., 1730 K St., N.W., Washington, D.C. 20006, and must include the name of the Fund and the investor's account number. ANY CERTIFICATES INVOLVED IN THE REDEMPTION MUST BE SURRENDERED WITH THE REQUEST, ENDORSED WITH SIGNATURE(S) GUARANTEED BY A TRUST COMPANY OR A COMMERCIAL BANK THAT IS A MEMBER OF THE FEDERAL RESERVE SYSTEM OR A MEMBER FIRM OF A DOMESTIC STOCK EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A SAVINGS BANK OR A SAVINGS AND LOAN ASSOCIATION OR CREDIT UNION. NOTARIZATIONS BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. REQUESTS FOR REDEMPTION OF $1,000 OR MORE FROM ACCOUNTS FOR WHICH NO CERTIFICATES HAVE BEEN ISSUED, OR REDEMPTIONS BY PERSONS ACTING IN A REPRESENTATIVE CAPACITY, FOR EXAMPLE, CORPORATE OFFICERS, TRUSTEES, CUSTODIANS, ETC., ALSO MUST INCLUDE SIGNATURE GUARANTEES,
AS DESCRIBED ABOVE. PERSONS ACTING IN A REPRESENTATIVE CAPACITY, FOR EXAMPLE, CORPORATE OFFICERS, TRUSTEES, CUSTODIANS, ETC., MUST ALSO PRESENT, WITH THEIR REDEMPTION REQUESTS, EVIDENCE OF APPOINTMENT AND AUTHORITY TO
ACT, IN FORM SATISFACTORY TO THE TRANSFER AGENT.  REQUESTS FOR REDEMPTIONS
TO THIRD PARTY PAYEE(S) MUST BE SIGNATURE GUARANTEED REGARDLESS OF THE SIZE OF THE REDEMPTION REQUEST. Where signature guarantees are necessary, the redemption will not be effective until the proper guarantees are received, and the current net asset value applicable to the redemption will be that next computed after their receipt.

Within three business days after receipt of a properly executed request for redemption of properly endorsed share certificate, the Fund will redeem the shares at a price equal to the net asset value next computed after the receipt of the request. Such current net asset value may be more or less than the investor's cost.

	The right of redemption may be suspended or the date of payment postponed during periods; (i)when the New York Stock Exchange is closed, other than on weekends and holidays; (ii)when an emergency exists, as determined by the rules of the Securities and Exchange Commission, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its current net assets; (iii)when, under conditions set forth in the rules and regulations or pursuant to an order of the Securities and Exchange Commission, trading on the New York Stock Exchange is restricted or suspended; and (iv)as the Securities and Exchange Commission may by order permit or require for the protection of investors. In case of a suspension of the right of redemption, a Shareholder who has tendered a certificate for redemption or, if no certificate has been issued, has tendered a written request for redemption, may withdrawal his request for redemption of his certificate from deposit. In the absence of such a withdrawal, he will receive payment of the current net asset value next determined after the suspension has been terminated.

	The Fund has the right, exercisable at the discretion of the Board of Directors and at any time after thirty (30) days written notice, to redeem shares of any Shareholder for their then current net asset value per share if at such time the Shareholder owns shares having an aggregate net asset value of less than $500, provided that such reduction in net asset value below $500 is the result of withdrawals and not market fluctuations.


Systematic Withdrawal Program

	Each Shareholder owning shares with an aggregate value of $10,000 or more shall have the right to redeem a portion of his shares in equal dollar amounts on a monthly basis. Such right may be exercised by delivery of a written election to so redeem to the Transfer Agent, accompanied by a surrender of all share certificates then outstanding in the name of such Shareholder, properly endorsed by him. This plan may, and probably will, involve the use of principal and, depending on the amount withdrawn, the investor's principal may eventually be depleted. No additional charge to the Shareholder is made for this service. A sufficient number of shares will be liquidated at intervals (i.e., monthly or quarterly) at the then current net asset value attributable to such shares of the date of liquidation to meet withdrawals specified. Systematic withdrawals are processed on the twenty-fifth day of the month.

	For tax purposes, withdrawal payments may not be considered as yield or income, and investors are urged to consult their own tax advisors regarding the tax treatment of withdrawals.

	An investor may terminate the plan at any time by delivering written notice to the Transfer Agent. If all shares held by the investor are liquidated at any time, the plan will terminate automatically. The Fund or its investment advisor may terminate the plan at any time after reasonable notice to the investor.

	Investors making the requisite $10,000 investment in shares who wish to elect redemption under the Systematic Withdrawal Program should complete the Systematic Withdrawal Application at the end of this Prospectus and forward it to Copley Fund, Inc., c/o Steadman Security Corp., 1730 K St., N.W., Washington, D.C. 20006.

DETERMINATION OF NET ASSET VALUE

	The current net asset value of the shares is determined by taking the total value of the Fund's assets, deducting total liabilities and dividing the difference by the number of shares then outstanding. Specifically, portfolio securities listed on securities exchanges or in the NASDAQ National Market are valued at the last sale price. If there has been no sale, or the securities are unlisted, the mean between the closing bid price and the closing asked price is used. Securities for which no market is available and other assets are appraised at fair value, as determined in good faith by the Fund's Board of Directors. For the current fiscal year, the assets of the operating business are valued at the lower of cost or market at the end of each month, except when such day is a holiday, in which case the assets are valued on the preceding business day. The value so determined is included in the net asset value of the Fund for the following month and is viewed by the Board of Directors as the "fair value" of such operating business assets. The current net asset value is computed once daily, Monday through Friday, at 4:15 p.m. prevailing Eastern Time as of the close of the New York Stock Exchange and becomes effective as of such time, except that no such computation is made on days which are business holidays, as determined by the closure of the New York Stock Exchange on such days.

RETIREMENT PLANS

	The Fund does not directly sponsor any retirement plans. However, shareholders may fund their own self-directed IRA or Keogh plans with Copley Fund shares. Alternatively, Fleet Investment Services makes available such plans for Fund shareholders. You may request information about the plans by calling the Fund's advisor at (508) 674-8459. Fleet charges both to maintain such plans and to purchase or sell Fund shares.

MANAGEMENT OF THE FUND

DIRECTORS

	The management of the Fund's business and affairs is the responsibility of the Fund's Board of Directors. The Board will conduct the operating business without any advice or assistance from the Fund's investment advisor (discussed below).

THE ADVISOR

	Since September 1, 1978, the date the Fund commenced its present operations, Copley Financial Services Corp., ("CFSC"), a Massachusetts corporation, whose address is P.O. Box 3287, Fall River, Massachusetts 02722, has served as the Fund's investment advisor pursuant to an Investment Advisory Contract. CFSC provides the Fund with investment advice, research and statistical and other factual information and manages and supervises the Fund's portfolio of investments. The compensation paid to CFSC during the fiscal year ending February 28, 1998 equaled $484,084 or .62% of the Fund's average net assets. Because CFSC has no role in the management or operation of the operating business, the value of the assets of the operating business is not considered when calculating the fees payable to CFSC under its Investment Advisory Contract with the Fund.

	The advisor's sole stockholder is Irving Levine. He is also the Fund's President and Chairman of the

Board of Directors, and is responsible for the day-to-day management of the Fund's portfolio. Mr. Levine has been a director, consultant and employee of investment companies and investment advisory firms for approximately 25 years. He is a control person, within the meaning of Section 2(a)(9) of the Investment Company Act of 1940, as amended, for both the Fund and CFSC.

EXPENSES

	The Fund bears all expenses of its operations. In particular, the Fund pays: investment advisory fees; shareholder servicing fees and expenses; custodian and transfer fees and expenses; legal and auditing fees; expenses of preparing prospectuses and shareholder reports; registration fees and expenses; proxy and annual meeting expenses; and directors' fees and expenses. The ratio of the Fund's operating expenses to its average net assets was .95% for the fiscal year ended February 28,1998, including the waiver by the Advisor of a portion of its Advisory fee.

CUSTODIAN AND TRANSFER AGENT

	Fleet Investment Services, Providence, R.I. serves as the Fund's Custodian. Steadman Security Corporation, 1730 K Street, N.W., Washington, D.C. 20006, serves as the Fund's transfer agent, registrar, dividend disbursing agent, dividend reinvestment agent, accounting and pricing agent, and agent for the administration of shareholder account.

DESCRIPTION OF SHARES

	The Fund has 5,000,000 authorized common shares (par value $1.00 per share). These shares, upon issuance are fully paid and nonassessable, are entitled to one vote per share and a fractional vote equal to the fractional share held, are freely transferable and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. Shareholders have no preemptive, conversion or cumulative voting rights. On June 29, 1983, the Shareholders approved a 1 for 3 reverse stock split for all shares outstanding at the close of business on such day.

SHAREHOLDER INQUIRIES

	Information about the Fund may be obtained by writing to the Fund's advisor, Copley Financial Services Corp., P.O. Box 3287, Fall River, MA 02722 or calling (508) 674-8459.

COPLEY FUND, INC.                                        PROSPECTUS
                                                         June 30, 1998

1730 K Street, N.W.
Washington, D.C. 20006




Investment Advisor

Copley Financial Services Corp.				COPLEY FUND, INC.
P.O. Box 3287                                              A No-Load Fund
Fall River, Massachusetts 02722
(508)674-8459

Custodian

Fleet Investment Services
111 Westminster Street
Providence, Rhode Island


Transfer Agent

Steadman Security Corp.
1730 K Street, N.W.
Washington, D.C. 20006

General Counsel

Roberts & Henry
504 Talbot St.
St. Michaels, MD 21663

Auditors

Roy G. Hale, C.P.A.
624 Clarks Run Road
La Plata, MD 20646

	                 STATEMENT OF ADDITIONAL INFORMATION



	                          COPLEY FUND, INC.


		 (The "Fund")
		A No-Load Fund


	This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's Prospectus, dated June 30, 1998, which may be obtained free of charge by any potential investor by writing the Fund at 1730 K Street, N.W., Washington, D.C. 20006 or calling the
Fund at (800) 424-8570.  It should be retained for future reference.

        The date of this Statement of Additional Information is June 30, 1998.

     TABLE OF CONTENTS

     Introduction  ..............................................   3
     Investment Objectives and Policies  ........................   3
     Fundamental Policies  ......................................   4
     Directors and Officers of the Fund  ........................   6
     Remuneration of Management and Others  .....................   7
     Control Persons and Principal Holders of Securities  .......   8
     Investment Adviser  ........................................   8
        The Adviser  ............................................   8
        Advisory Services and Fees  .............................   9
        Brokerage Allocation  ...................................  10
     Legal Counsel  .............................................  10
     Independent Auditors  ......................................  10
     Performance Information  ...................................  11
     Additional Information  ....................................  12
     Financial Statements  ......................................  Appended

                                INTRODUCTION

	The Fund was organized as a Massachusetts corporation on February 21, 1978 under the name of the Copley Fund, Inc. On June 30, 1982, the Shareholders of the Fund approved a change of its name to the Copley Tax Managed Fund, Inc. The name was changed back to the Copley Fund, Inc., effective March 11, 1987, pursuant to approval of the Shareholders on February 4, 1987. The Fund was reorganized as a New York corporation on September 1, 1987 and as a Florida Corporation on May 19,1994. The Fund is a no-load, diversified, open-end management investment company which seeks to invest in securities with the potential for favorable dividend returns and capital appreciation.

	                 INVESTMENT OBJECTIVES AND POLICIES

	The following information supplements the discussion of the Fund's investment objectives and policies discussed in the Prospectus.

	The primary investment objective of the Fund is to achieve accumulation of dividend income and long-term capital growth. Income is sought primarily through investing in equity securities, primarily common stocks (including those listed on national securities exchanges and those traded in the national over-the-counter market), which are deemed to offer a possibility of attractive dividend returns. The risk associated with the Fund's investment in stocks is that the performance of the Fund will be affected by the stock market's overall performance to a greater degree than other mutual funds which do not invest primarily in equity securities.

	Management intends that assets of the Fund will be kept fully invested, except for reasonable amounts held in cash to meet current expenses or for temporary periods pending investment. However, when economic or market conditions warrant, the Fund, as a temporary defensive position, may invest part or all of its portfolio in investment grade bonds, securities issued by the U.S. Government and its agencies or instrumentalities, bankers' acceptances or certificates of deposit. The Fund may invest its cash reserves in short-term municipal obligations, including tax, bond and revenue anticipation notes, construction loan and project financing notes, tax-exempt commercial paper and other municipal securities with maturities of less than 365 days. The Fund's policy is to invest at least 75% of the value of its total assets in cash and cash items (including receivables), government securities and other securities, while not investing an amount greater than 5% of the value of its total assets in any one issuer and not owning more than 10% of the outstanding voting securities of any one issuer. There is no assurance that the Fund's investment objectives can be achieved.

	Purchases will be made for investment and not for short-term trading purposes; however, freedom of action will be reserved to make such changes in the portfolio as may be considered necessary by Management to effectuate the Fund's policies with respect to security investments. It is estimated that the Fund's portfolio turnover rate (under normal market conditions) will not exceed 100% annually. "Portfolio turnover rate" for a given fiscal year is defined as the ratio of the lesser of purchases or sales of portfolio securities divided by the monthly average value of portfolio securities (excluding all securities which had maturities of one year or less at the time they were acquired by the Fund).

	In accordance with the Fund's desire to enhance its profitability and to lessen the likelihood that the Fund will be deemed "a mere holding or investment company" for purposes of the accumulated earnings tax, the Fund has entered into the luggage and related products business, a business in which the Fund's President has 40 years of experience. (For a discussion of the importance of entering the operating business for tax purposes see "Accumulated Earnings Tax" and "Accumulated Earnings Tax/Operating Company" in the Prospectus.) To enable the Fund to accomplish its goals, the Fund's Shareholders, on February 4, 1987, approved changes in the Fund's fundamental policies that permit the Fund to borrow up to one-third of the value of its total net assets and to extend credit to, or act as surety for, other persons or entities in connection with the conduct of any active trade or business. At the same time, the Shareholders approved a fundamental policy limiting the value of the operating business to 24% or less of the value of the Fund's total assets and the gross profit (gross revenues less cost of goods sold) therefrom to 10% or less of the Fund's total gross income for any taxable year. These restrictions on the scope of the operating business enable the Fund to remain classified as a diversified investment company under the Investment Company Act of 1940, as amended (the "Act").

                         FUNDAMENTAL POLICIES

	The fundamental policies set forth below cannot be changed without the approval of the holders of at least a majority of the Fund's outstanding shares. The Fund may not:

	(1)  Issue any senior securities;

	(2) Except for (a) temporary, extraordinary or emergency purposes, or (b) in connection with the conduct of any active trade or business at any time conducted by the Fund consistent with Fundamental Policy 13 of the Fund, borrow money, and then only from banks (for purposes of the foregoing clause
(b), including but not necessarily limited to the establishment and maintenance of credit facilities, e.g., letters of credit, documentary drafts, or demands for payment) and in amounts not in excess of 33 1/3% of the value of its total net assets taken at the lower of cost or market. If, due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund, within three (3) days (not including Sundays or holidays) will reduce its borrowings to the extent that its asset coverage of such borrowings shall be at least 300%. This borrowing provision is not for investment leverage per se but solely to facilitate orderly operation of any active trade or business of the Fund at any time being operated consistent with Fundamental Policy 13 and to facilitate management of the portfolio by enabling the Fund to meet redemption requests at times when the liquidation of portfolio securities is inconvenient or disadvantageous;

	(3) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain Federal securities laws;

	(4) Concentrate its investment in any particular industry, but, if deemed consistent with the Fund's investment objectives, up to 25% of its assets may be invested in any one industry. However, for temporary defensive purposes, the Fund may at times invest more than 25% of the value of its assets in cash or cash items (including bank demand deposits); securities issued or guaranteed by the United States government, its agencies or instrumentalities, or instruments secured by money market instruments;

	(5)  Engage in the purchase or sale of interests in real estate;

	(6)  Purchase or sell commodities or commodities future contracts;

	(7) Make loans to other persons; provided, however, that (i) the purchase of a portion of an issue of publicly distributed bonds or debentures and money market instruments (within the limits described in Fundamental Policy 4) will not be considered the making of a loan; and (ii) the Fund, in connection with any trade or business of the Fund at any time conducted consistent with Fundamental Policy 13, may extend credit to, or act as surety for, any other person, so long as the total exposure of the Fund represented by such extensions of credit or suretyship arrangements, when added to the aggregate borrowings of the Fund, does not at any one time exceed 10% of the value of the Fund's total net assets; and provided further that in applying Fundamental Policy 2, the Fund shall treat any extensions of credit or suretyship arrangements at the time outstanding as a borrowing subject to the limitations of Fundamental Policy 2.

	(8) Investment in securities of other investment companies, except in connection with a merger, consolidation, combination or similar transaction with another investment company;

	(9) Make investments on margin, except such short-term credits as are necessary for the clearance of transactions;

        (10)  Make short sales of securities;

        (11) Make investments for the purpose of exercising control of management;

        (12) Purchase or retain, longer than reasonably necessary for proper disposal thereof, any securities of an issuer if the officers and directors of the Fund or its adviser, own individually more than one percent of the securities of such issuer, or together own more than five percent of the securities of such issuer; or

	(13) Engage in one or more active trades or businesses, if the assets of the Fund constituting such trades or businesses, exceed, in the aggregate, 24% of the value of the Fund's total assets, or during any taxable year of the Fund, the gross income of the Fund attributable to such active trades or businesses represents, in the aggregate, more than 10% of the gross profit (gross revenues less cost of goods sold) of the Fund for Federal income tax purposes; provided, however, that if due to market fluctuations or other reasons, the value of the Fund's assets constituting such active trades or businesses exceeds 24% of the value of the Fund's total assets or the gross income of the Fund for any tax year attributable to such active trades or businesses is reasonably expected to exceed 10% of the gross profit of the Fund for such tax year, the Fund will take steps to divest itself of, or otherwise curtail such active trades or businesses, to cause the same to comply with the foregoing percentages.


	                 DIRECTORS AND OFFICERS OF THE FUND

	The following is a list of the Directors and Officers of the Fund, none of whom are related by family, and their principal occupations during the past five years.
                         Position(s) held      Principal Occupation(s)
Name and Address         with the Fund         During Past Five Years

Irving Levine*           Chairman of the       President, Treasurer and a
315 Pleasant Avenue      Board of Directors    Director of Copley Financial
Fall River, MA           and President         Services Corp. since 1978;
                                               Treasurer and a Director of
                                               Voyager International, Inc.,
                                               an importer of luggage and
                                               related products (1981-1991);
                                               a Director of Franklin Holding
                                               Corp.(an operating investment
                                               company)since March, 1990;
                                               Chairman of the Board and
                                               Treasurer of Stuffco
                                               International, Inc., a
                                               ladies handbag processor, since
                                               February, 1978; a Director of
                                               Rexnord, Inc., a machinery
                                               components manufacturer, from
                                               April, 1987 till April 1998.

Albert Resnick, M.D.     Director              Physician since 1948;  Chair-
5300 Ocean Blvd.                               man of Division of Medicine
Sarasota, FL 34242                             of Union Truesdale Hospital,
                                               Fall River, Massachusetts
                                               from 1976 to February, 1982;
                                               Chairman of Board of Health,
                                               Fall River, Massachusetts
                                               from 1977 to February, 1982;
                                               and Trustee and Member of
                                               Financial Committee of
                                               Charlton Memorial Hospital
                                               since 1986 to 1989.

                          Position(s) held     Principal Occupation(s)
Name and Address          with the Fund        During Past Five Years


Kenneth Joblon                Director         President, Brittany Dying &
1357 E. Rodney French Blvd.                    Printing Corp., New Bedford,
New Bedford, MA 02744                          MA.

Burton S. Stern               Director         Private Investor
110 Sunset Avenue
Palm Beach, FL 33480

Eileen F. Joinson*         Clerk-Treasurer     Clerk-Treasurer of the Fund
315 Pleasant Avenue                            since 1980; Clerk and Office
Fall River, MA                                 Manager of Stuffco
                                               International, Inc., a
                                               ladies handbag processor,
                                               since 1978.




_______________
	*Interested persons, as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended.

	                REMUNERATION OF MANAGEMENT AND OTHERS

	No officer, director or any affiliated person of the Fund received from the Fund during the fiscal year ending February 28, 1998, remuneration for services rendered in any capacity in excess of $60,000. The only remuneration, direct or indirect, to officers and directors of the Fund during the fiscal year ended February 28, 1998, aggregated $19,250 in directors' fees.

         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

	The Fund is controlled by Mr. Irving Levine who is the Chairman of the Board of Directors and President of the Fund. Mr. Levine is also the sole stockholder, President, Treasurer and a director of Copley Financial Services Corporation.

        On February 28, 1998, there were 2,546,194 shares of the Fund outstanding. The following table sets forth certain information regarding those persons who own of record or are known to the Fund to own of record or beneficially 5% or more of the shares as of February 28, 1998, as well as the number of shares owned by the officers and directors of the Fund as a group without naming them.

                               Number of Shares
Name and Address of            Owned of Record              Percent
Beneficial Owner               or Beneficially              of Class

Irving Levine (1)                   206,745                  7.40%
120 Hillside Avenue
Rehoboth, MA  02769
All Officers and Directors          232,310                  8.31%
as a Group (4 Persons)
______________
        (1) Includes 38,986 shares (1.0%) owned by Bernice H. Levine, Mr. Levine's wife; 26,990 shares owned by Peter H. Bardach, who has given Mr. Levine investment and voting power over such shares; 18,147 shares owned by Cliff Drysdale who has given Mr. Levine investment and voting power over such shares; 8,072 shares owned by Jeffrey Josef Steiner, who has given
Mr. Levine investment and voting power over such shares; 44,748 shares owned by Stuffco International, Inc. an "affiliate" corporation controlled by Mr. Levine; and 16,369 shares owned by Copley Financial Services Corp., a corporation wholly owned by Mr. Levine, in all of which the exception of those owned by Stuffco International, Inc. and Copley Financial Services Corp., Mr. Levine disclaims any beneficial interest.

                            INVESTMENT ADVISER

THE ADVISER

	Copley Financial Services Corporation, a Massachusetts corporation ("CFSC"), 315 Pleasant St., Fall River, Massachusetts 02721, serves as Investment Adviser to the Fund, pursuant to an Investment Advisory Contract dated September 1, 1978.

	CFSC is registered under the Investment Advisers Act of 1940, as amended, and it was incorporated in February, 1978. CFSC presently has no investment advisory clients other than the Fund; however, CFSC may act as an investment adviser to other mutual funds in the future. CFSC is controlled by Irving Levine who is President, Treasurer and Chairman of the Board of Directors of CFSC, as well as its one hundred percent (100%) stockholder. Mr. Levine also controls the Fund and serves as the Chairman of the Board of Directors and President. This dual capacity could lead to conflicts of interest between Mr. Levine and the Fund or CFSC, as the case may be. It should be understood that CFSC's resources are limited, and, at the present time, Mr. Levine is its only employee. All final investment decisions are made by Mr. Levine.

	The directors and principal executive officers of Copley Financial Services Corporation, in addition to Mr. Levine, are: Cliff Drysdale, Director; Jeffrey J. Steiner, Director; and Stephen L. Brown, Director.

ADVISORY SERVICES AND FEES

	Under the Investment Advisory Contract between the Fund and CFSC, CFSC provides the Fund with investment advice, research and statistical and other factual information and manages and supervises the Fund's portfolio of investments. In performing these functions, CFSC (i) uses its best efforts to present a continuing and suitable investment program which is consistent with the investment objectives of the Fund; (ii) furnishes the Fund with information and reports regarding the securities in the portfolio and proposed additions to the portfolio; (iii) supervises the Fund's relationship with its Custodian, Transfer Agent, auditors, lawyers and any governmental agencies having jurisdiction over the Fund; and (iv) furnishes the Fund with certain office space and secretarial and clerical assistance as may be necessary to perform the forgoing functions. CFSC has no responsibility for advising the Fund as to the conduct of the operating business, that function being the sole and exclusive province of the Board of Directors.

	CFSC receives an annual investment advisory fee for its services rendered to the Fund. The fee is based upon a percentage of the Fund's daily net assets computed without regard to the assets of the operating business (the assets upon which the fee is computed being hereinafter referred to as the "net securities assets") and is calculated daily and paid monthly as follows:

	(1) 1.00% of the first $25,000,000 of average daily net securities assets;

	(2) 0.75% of the next $15,000,000 of average daily net securities assets; and

	(3) 0.50% of the average daily net securities assets in excess of $40,000,000.

	In the past CFSC has voluntarily waived up to one-half of the investment advisory fee charged to the Fund. CFSC is under no obligation to waive any part of its fee, and there can be no assurance that it will do so in the future. However, shareholders will be given thirty days written notice prior to cessation of such practice.

	Pursuant to the Investment Advisory Contract, the investment advisory fees earned by CFSC during the Fund's fiscal years ending February 29, 1996, February 28, 1997, and February 28, 1998 were $542,694, $531,290 and $544,084 respectively, but CFSC actually received only $482,694, $471,290 and $484,084 respectively. Receipt of the balance of the fees earned was waived. The investment advisory fees, before the fee waiver, charged by CFSC are higher than fees charged by most other investment advisers supplying services similar to those which CFSC supplies to the Fund.

BROKERAGE ALLOCATION

        The Fund paid brokerage commissions of $14,270, $42,835.30 and $130,145 in each of its fiscal years ending, February 29, 1996, February 28, 1997 and February 28, 1998 respectively.

	                            LEGAL COUNSEL

	Certain legal matters in connection with the shares offered hereby have been passed upon for the Fund by Messrs. Roberts & Henry, Washington, D.C., Counsel for the Fund.

	                        INDEPENDENT AUDITORS

	The financial statements included in the Prospectus and this Statement of Additional Information have been audited for the fiscal year ended February 28, 1992 through 1998 by Roy G. Hale, certified public accountant. The financial statements included in the Propectus and Statement of Additional Information for the fiscal years ended February 28, 1988, 1989 and 1990 were audited by Spicer & Oppenheim, certified public accountants. Financial Statements for 1991 were audited by Grant Thornton (formerly Spicer & Oppenheim). The principal business address of Roy G. Hale is 624 Clarks Run Road, LaPlata, MD 20646.

                        PERFORMANCE INFORMATION

	For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to Shareholders, performance will be stated in terms of total return, rather than in terms of yield. The total return quotations, under the rules of the Securities and Exchange Commission, must be calculated according to the following formula:

	P(1 + T)n  = ERV

	Where: P   = a hypothetical initial payment of $1,000

	       T   = average annual total return

	       n   = number of years (1, 5 or 10)

          ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

	Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the commencement of the Fund's operations. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. "T" in the formula above, is calculated by finding the average annual compounded rates of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value.

	The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Servicing, Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For purposes of other comparisons, the Fund performs a second alternative computation for its aggregate and average annual total return by assuming the investment of $10,000 in Fund Shares and assuming no reinvestment of dividends or other distributions.
For these alternative computations, the Fund assumes that the $10,000 invested in Fund Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Fund

Shares). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.
Such alternative total return information will be given no greater prominence in such advertising that the information prescribed under SEC rules and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

	                       ADDITIONAL INFORMATION

	This Statement of Additional Information does not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, to which reference is hereby made.

	All references to time in this Statement of Additional Information are to Eastern Standard or Daylight Savings Time, whichever is then in effect in New York City.

                ANNUAL REPORT                       February 28, 1998




                COPLEY FUND, INC.
                    A No-Load Fund

Copley
  Fund, Inc.

Copley Financial Services Corp. - Investment Manager
P.O. Box 3287, Fall River, Massachusetts 027122, (508) 674-8459

                                                 April 6, 1998

Dear Fellow Shareholder:

        A new phenomenon is occuring in the Fund industry. Fund institutions are starting to be concerned about the true net returns to stockholders. Thus, new so called "tax efficient funds" have been started to deliver the highest after-tax returns to shareholders.
        Copley Fund, Inc. has always been cognizant of net after-tax returns to its shareholders and has conducted its investments and structure accordingly. To reiterate, as in previous letters, Copley Fund, Inc. does not distribute but as an operating corporation pays its own taxes at rates lower than that an individual pays. Thus our performance includes a corporate tax and does not subject the individual to a tax until one redeems; then one pays a capital gains tax if there is a gain. Our studies have shown that a good mean comparative average of performance between Copley and other funds is three percent, i.e., if a fund has a gain of 13% and Copley
10% the two funds are probably equal in after-tax return to the individual.
        The Asian crisis caused some institutions to reduce their exposure to "go go" stocks and to invest in the types of stocks owned by Copley.
This thrust of new investments in our stocks helped us to a net gain of 25% in 1997. As long as new money keeps pouring in to the stock market, institutions must buy stocks and cause the stock market to keep rising.
        We at Copley Fund, Inc. have always been concerned with possible fall outs of the stock market and we use our dividend yields as our safety net (a stock cannot decrease in value lower than its safe yield as compared to interest rates at the time).
        Our record on a calendar year basis from 1984 to the present gives credence to our philosophy of steady and almost sure growth.

        1984*.......... +23.9%  (Top performing Fund in 1984)
        1985........... +25%
        1986........... +18%
        1987........... - 8%
        1988........... +20%
        1989........... +16%
        1990........... - 2%

*Calendar Years

        1991........... +18%
        1992........... +18%
        1993........... +10%
        1994........... - 7%
        1995........... +26%
        1996........... + 5%
        1997........... +25%
        1998........... +7.5% (March 31, 1998)

        The year 1998 will show a much larger increase in volume and profitability in our operating division. We forecast our shoe wholesale volume to have a major impact in our profits and will be a welcome addition to our net asset value.
        We do look forward to continued steady increases in net asset values and wish to express our appreciation to our Board of Directors for their confidence and understanding of Copley's concept and structure.

                                        Cordially yours,

                                        /s/ Irving Levine
                                              Irving Levine
                                              PRESIDENT

P.S. We thought the enclosed New York Times article of January 11 would be of interest.


                    Copley Fund, Inc. Per Share Value

                  CALENDAR YEARS ENDED DECEMBER 31,1997
                      PERIOD ENDED FEBRUARY 28, 1998


1981            4.53
1982            5.43
1983            6.06
1984            7.51
1985            9.36
1986            11.00
1987            10.11
1988            12.12
1989            14.28
1990            14.06
1991            16.47
1992            19.38
1993            21.35
1994            19.71
1995            24.85
1996            26.05
1997            32.58
As of March 31,
1998            34.97

                               3

                        INDEPENDENT AUDITOR'S REPORT

Shareholders and Board of Directors
Copley Fund, Inc.
Palm Beach, Florida

        I have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Copley Fund, Inc., as of February 28, 1998, and the related statement of operations, the statement of cash flows, the statement of changes in net assets, and the supplementary information for the year then ended. These financial statements and supplementary information are the responsibility of the Fund's management. My responsibility is to express an opinion on these financial statements and supplementary information based upon my audit. All information shown for the years prior to March 1, 1991, was audited by other auditors whose report, dated April 19, 1991, expressed an unqualified opinion.

        I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. My procedures included confirmation of securities owned at February 28, 1998, by correspondence with the custodian. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

        In my opinion, the financial statements and supplementary information referred to above present fairly, in all material respects, the financial position of the Copley Fund, Inc., as of February 28, 1998, the results of its operations and its cash flows, the changes in its net assets, and the supplementary information for the year then ended, in conformity with generally accepted accounting principles.

ROY G. HALE
Certified Public Accountant
La Plata, Maryland
April 22, 1998


                         COPLEY FUND, INC.

                    PORTFOLIO OF INVESTMENTS
                         February 28, 1998

                                                Number of
                                                Shares          Value
Common Stocks--99.11%

DIVERSIFIED UTILITY COMPANIES - 14.65%
  Dominion Resources, Inc.                      30,000          $ 1,196,250
  Eastern Utilities Associates                   5,000              119,687
  Florida Progress                              35,000            1,354,063
  FPL Group                                     55,000            3,193,438
  GPU, Inc.                                     35,000            1,406,562
  LG & E Energy Corp                            80,000            1,915,000
  Montana Power Co.                             15,000              480,000
  Pacificorp                                    25,000              604,687
  Texas Utilities Co.                           25,000            1,010,938
  WPL Holdings                                  20,000              637,500
                                                                ___________
                                                                 11,918,125

ELECTRIC AND GAS - 17.89%
  American Electric Power                       55,000            2,640,000
  Carolina Power & Light Co.                    60,000            2,505,000
  Delmarva Power & Light Co.                    22,500              483,750
  Enova Corporation                             45,000            1,147,500
  First Energy Corp                             40,000            1,157,500
  Kansas Ciry Power & Light Co.                 40,000            1,205,000
  New Century Energy, Inc.                      45,000            2,098,125
  SCANA, Corp                                   70,000            2,012,500
  UtiliCorp United, Inc.                        25,000              900,000
  Western Resources, Inc.                       10,000              410,000
                                                                ___________
                                                                 14,559,375

ELECTRIC POWER COMPANIES - 12.33%
  Allegheny Energy, Inc.                        45,000            1,375,313
  Ameren Corporation                            50,000            1,921,875
  Atlantic Energy                               20,000              407,500
  Boston Edison                                 22,000              853,875
  DTE Energy Co.                                55,000            2,021,250
  New England Electric System                   35,000            1,474,375
  Pennsylvania Power & Light Co.                50,000            1,118,750
  PECO Energy Co.                               11,600              229,100
  Potomac Electric Power Co.                    25,000              628,125
                                                                  ___________
                                                                $10,030,163

                        Continued

The accompanying notes are an integral part of the financial statements.

                                 5


                         COPLEY FUND, INC.

                      PORTFOLIO OF INVESTMENTS
                         February 28, 1998
                            (Continued)

                                                Number of
                                                Shares          Value
                                                ---------       -----

GAS UTILITIES & SUPPLIES - 11.95%
  Colonial Gas Co.                              50,000            1,415,625
  Connecticut Energy Corp                       20,000              590,000
  CTG Resources, Inc.                           27,000              702,000
  Delta Natural Gas Co.                         15,000              266,250
  Keyspan Energy Corp                           40,000            1,422,500
  New Jersey Resources Corp                     25,000              912,500
  Northwest Natural Gas Co.                     30,000              845,625
  Peoples Energy Corp.                          25,000              903,125
  Washington Gas Light Co.                      28,000              754,250
  Wicor, Inc.                                   40,000            1,912,500
                                                                ___________
                                                                  9,724,375

HYDRO ELECTRIC - 1.29%
  Idaho Power Co.                               30,000            1,048,125
                                                                ___________

DRUG COMPANIES - 7.25%
  Bristol Myers Squibb Co.                      50,000            5,009,375
  Pfizer, Inc.                                  10,000              885,000
                                                                ___________
                                                                  5,894,375
BANKING - 3.52%
  Morgan J.P. & Co.                             10,000            1,195,000
  PNC Bank Corporation                          30,000            1,665,000
                                                                ___________
                                                                  2,860,000

MANUFACTURING - CONSUMER GOODS - 2.33%
  Coca Cola Co.                                 10,000              686,875
  Gillette Co.                                   5,000              539,375
  Hewlett Packard Co.                           10,000              670,000
                                                                -----------
                                                                  1,896,250

MANUFACTURING - CAPITAL GOODS - 3.75%
  Allied Signal, Inc.                           10,000              425,625
  International Paper Co.                       10,000              466,250
  Masco Technology, Inc.                        38,200              792,650
  VF Corp                                       10,000              476,875
  Xerox Corp                                    10,000              886,875
                                                                -----------
                                                                $ 3,048,275

The accompanying notes are an integral part of the financial statements.

                                     6


                        COPLEY FUND, INC.

                     PORTFOLIO OF INVESTMENTS
                        February 28, 1998
                           (Continued)

                                                Number of
                                                Shares          Value
                                                ---------       --------

OILS - 7.48%
  Atlantic Richfield Corp.                      10,000              777,500
  Exxon Corp.                                   24,000            1,533,000
  Mobil Corp.                                   22,000            1,593,625
  Occidental Petroleum Corp.                    20,000              511,250
  Texaco, Inc.                                  30,000            1,674,375
                                                                -----------
                                                                  6,089,750

RETAIL - 2.52%
  Penny (J.C.), Inc.                            15,000            1,060,312
  Sears Roebuck & Co.                           10,000              530,625
  Wal-Mart Stores, Inc.                         10,000              463,125
                                                                -----------
                                                                  2,054,062

TELEPHONE - 14.15%
  American Information Technologies             53,920            2,247,790
  American Telephone & Telegraph                15,000              913,125
  Bell Atlantic Corp.                           47,116            4,228,661
  Bell South Corp.                              10,000              610,000
  SBC Communications, Inc.                      29,258            2,212,636
  U S West, Inc.                                25,000            1,301,563
                                                                -----------
                                                                $11,513,775

CONVERTIBLE PREFERRED STOCK - .89%
  Sun, Inc., Preferred "D"                      20,000              727,500
                                                                -----------

        Total value of investments (Cost $45,472,451)            81,364,150
        Excess of cash and other assets over liabilities          1,348,779
                                                                -----------
        NET ASSETS                                              $82,712,929

The accompanying notes are an integral part of the financial statements.


                                COPLEY FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                               February 28, 1998


Assets
  Investments in securities, at value
   (identified cost $45,472,451)(Note 1)                        $ 81,364,150
  Cash                                                             1,524,581
  Receivables:
    Subscriptions                               $   48,030
    Trade (Notes 5 & 6)                              8,497
    Dividends and interest                         210,510           267,037
                                                ----------
  Inventory (Notes 1, 5, & 6)                                        163,696
  Other Assets                                                         1,792
                                                                ------------
                Total Assets                                      83,321,256

Liabilities
  Payables:
    Trade                                            1,185
    Stock Redemptions                               12,800
  Accrued income taxes - current                   249,658
  Accrued expenses                                  66,196
  Deferred income taxes (Notes 1 & 2)              278,488
                                                ----------
                 Total Liabilities                                   608,327

Commitments and Contingencies (Note 7)
Net Assets                                                      $ 82,712,929
                                                                ============

Net assets consist of:
  Capital paid in                                               $ 19,991,779
  Undistributed net investment and
    operating income                                              27,928,685
  Accumulated net realized loss on
    investment transactions                                       (1,099,234)
  Net unrealized appreciation in value
    of investments (Note 2)                                       35,891,699
                                                                ------------
                 Total                                          $ 82,712,929
                                                                ============

Net Asset Value, Offering and Redemption
  Price Per Share (2,546,194 shares of
  $1.00 par value capital stock outstanding)                         $ 32.48
                                                                ============


The accompanying notes are an integral part of the financial statements.


                                COPLEY FUND, INC.

                             STATEMENT OF OPERATIONS
                       For the Year Ended February 28, 1998


INVESTMENT INCOME (Note 1)
  Income
    Dividends                                   $ 3,489,547
    Interest                                        156,026
                                                -----------
         Investment income                                      $ 3,645,573

  Expenses
    Investment advisory fee (Note 5)                544,084
    Professional fees                                66,671
    Custodian fees                                   34,343
    Shareholder servicing costs                      39,078
    Printing                                         20,935
    Postage and shipping                             10,198
    Accounting and pricing service costs             40,500
    Directors fees                                   19,250
    Blue Sky fees                                    11,590
    Telephone                                        14,333
    Insurance and miscellaneous                       6,842
                                                -----------
         Investment expenses                        807,824

         Less: Investment advisory
           fee waived                                60,000         747,824
                                                -----------     -----------
         Net investment income
           before income taxes                                    2,897,749

OPERATING PROFIT (Notes 2, 5, & 7)
  Gross profit                                       48,054
  Less: Operating expenses                           32,355
                                                -----------
         Net operating profit before
           income taxes                                              15,699

NET INVESTMENT AND OPERATING INCOME
  BEFORE INCOME TAXES                                             2,913,448

  Less provision for income taxes (Notes
    2 and 7)                                                        559,658
                                                                -----------
         Net investment and operating
           income                                                 2,353,790

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Notes 2 and 4)
  Realized loss from investment transactions
    during the year                              (1,440,880)
  Increase in unrealized appreciation of
    investments during current year              14,483,463
                                                -----------

         Net realized and unrealized gain/loss
           on investments                                        13,042,583
                                                                -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $15,396,373
                                                                ===========


The accompanying notes are an integral part of the financial statements.


                                COPLEY FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                Year Ended      Year Ended
                                                February 28,    February 28,
                                                  1998             1997

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
  Net investment and operating income           $ 2,353,790     $ 2,672,815
  Net realized gain (loss) on investment
    transactions                                 (1,440,880)        835,195
  Net change in unrealized appreciation
    on investments                               14,483,463       2,000,178
                                                -----------     -----------
    Increase (decrease) in net assets
      resulting from operations                  15,396,373       5,508,188

NET EQUALIZATION (DEBITS) CREDITS (Note 1)       (1,369,107)     (4,026,026)

CAPITAL SHARE TRANSACTIONS (Note 3)
  Increase (decrease) in net assets
    resulting from capital share transactions    (5,612,062)     (5,086,742)
                                                ------------    ------------
         Total increase (decrease) in net
           assets                                 8,415,204      (3,604,580)

NET ASSETS
  Beginning of year                              74,297,725      77,902,305
                                                -----------     -----------

  End of Year (including undistributed
    net investment and operating income
    of $27,928,685 and $25,600,604,
    respectively)                               $82,712,929     $74,297,725


The accompanying notes are an integral part of the financial statements.


                                COPLEY FUND, INC.

                             STATEMENT OF CASH FLOWS
                       For the Year Ended February 28, 1998


INCREASE (DECREASE) IN CASH
  Cash flows from operating activities
    Dividends and interest received                     $ 3,623,560
    Proceeds from disposition of long-term
      portfolio investments                              31,942,485
    Receipts from customers                                 345,874
    Payments of taxes, net                                 (667,033)
    Expenses paid                                          (749,399)
    Purchase of long-term portfolio investments         (31,414,969)
    Payments to suppliers                                  (187,105)
                                                        ------------
         Net cash provided by operating activities        2,893,413
                                                        ============

  Cash flows provided by financing activities
    Fund shares sold                                      2,731,751
    Fund shares repurchased                              (9,652,106)
                                                        ------------
         Net cash used by financing activities           (6,920,355)
                                                        ============

           Net decrease in cash                          (4,026,942)
           Cash at beginning of year                      5,551,523
                                                        ------------
           Cash as of February 28, 1998                 $ 1,524,581

         RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
           OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES

  Net increase (decrease) in net assets resulting
    from operations                                     $15,396,373
                                                        -----------
  Increase in investments                               (12,659,275)
  Decrease in dividends and interest receivable              46,425
  Decrease in receipts from customers                        15,245
  Decrease in inventory                                     109,225
  Decrease in income taxes payable-current                 (106,078)
  Increase in other assets                                      380
  Increase in accrued expenses                               91,118
                                                        -----------
         Total adjustments                              (12,502,960)
                                                        -----------
         Net cash provided by operating activities      $ 2,893,413
                                                        ===========


The accompanying notes are an integral part of the financial statements.

                                COPLEY FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies
     The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Security Valuation

     Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

Sales of Securities

      In determining the net realized gain or loss from sales of securities, the cost of securities sold is determined on the basis of identifying the specific certificates delivered.

Equalization

      The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per-share basis to the amount of distributable net investment and operating income on the date of the transaction, is credited or charged to undistributed net investment and operating income.

Distributions

      It is the Fund's policy to manage its assets so as to avoid the necessity of making annual taxable distributions. Net investment and operating income and net realized gains are not distributed, but rather are accumulated within the Fund and added to the value of the Fund shares.

Inventory

      Inventory is valued at the lower of cost (determined by the first in/ first out method) or market.

Income Taxes

      The Fund files its tax returns as a regular corporation and accordingly the financial statements include provisions for current and deferred income taxes.

Other

      Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

                                COPLEY FUND, INC.

                           NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

2.  Federal and State Income Taxes

        The income tax provision included in the financial statements is as follows:

                Regular federal tax liability..........  $  294,484
                Alternative minimum tax-federal........     180,136
                State tax liability....................      85,038
                                                         ----------
                                                         $  559,658
                                                         ==========

        The Fund provides deferred taxes for unrealized appreciation on its investment portfolio to the extent that management anticipates that a liability may exist. The amount of deferred taxes currently available to the Fund is $2,086,037, consisting of $278,488 accumulated general liability and a cumulative alternative minimum tax carryover of $1,807,549. The difference between the effective rate on investment and operating income and the expected statutory rate is due substantially to the use by the Fund of the dividends received deduction.

        The Fund has $1,608,688 in accumulated capital loss carryforwards which expires as follows: $167,808 on February 29, 2000 and $1,440,880 on February 28, 2003.

        For the year February 28, 1998, the Fund was subject to the corporate alternative minimum tax due to differences in recognition of income for book and tax purposes. The alternative minimum tax is included in current income tax provisions. The alternative minimum tax is available as a credit against the regular corporate income tax in any future tax year in which the regular tax is in excess of the minimum tax liability for that year.

        The Fund is qualified and currently conducts business in the State of Florida. The Fund is subject to Florida corporate and alternative minimum taxes.

        In accordance with FASB-109, Accounting for Income Taxes (applicable for fiscal years commencing after December 31, 1992), the Copley Fund, Inc. has adopted the liability method of accounting for current and deferred tax assets and liabilities. The amount of income tax expense recognized for a period is the amount of income taxes currently payable or refundable combined with the amount required to adjust deferred tax assets and liabilities to their appropriate balances.

3.  Capital Stock

        At February 28, 1998 there were 5,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital shares were as follows:


                        Year Ended                     Year Ended
                     February 28, 1998               February 28, 1997

                    Shares          Amount          Shares        Amount

Shares sold          89,125         2,553,200        124,421      $ 3,165,394
Shares repurchased (366,912)        (9,508,660)     (491,128)     (12,278,162)
                   ---------        ------------    ---------     -------------
   Net Change      (277,787)        $6,955,460      (366,707)     $(9,112,768)
                   =========        ============    =========     =============


(Continued)

   4.  Purchases and Sales of Securities

        Purchases and sales of securities, other than United States govern-ment obligations and short-term notes, aggregated $31,414,969 and $31,942,485, respectively.

5.  Investment Advisory Fee and Other Transactions with Related Parties

        Copley Financial Services Corporation (CFSC), a Massachusetts corporation, serves as investment advisor to the Fund. Irving Levine, Chairman of the Board of the Fund, is the owner of all of the outstanding common stock of CFSC and serves as its President, Treasurer and a member of its Board of Directors.

        Under the Investment Advisory Contract, CFSC is entitled to an annual fee, payable monthly at the rate of 1.00% of the first $25 million of the average daily net assets; .75% of the next $15 million; and .50% on average daily net assets over $40 million.

        Since September 1, 1978, in order to encourage the growth of the net asset value of the Fund by keeping expenses to a minimum, CFSC has waived a portion of the investment advisory fee on the first $15 million of average net assets. CFSC has made no commitment to continue this policy.

        For the year ended February 28, 1998, the fee for investment advisory service totaled $484,084, less fees of $60,000 voluntarily waived. Also, during the period unaffiliated directors received $19,250 in directors' fees.

        The Fund's operating division, which imports merchandise for resale, places substantially all of its merchandise on consignment with a company controlled by Irving Levine. The Fund invoices the consignee when the merchandise is ultimately sold. Sales of merchandise to the affiliate amounted to $335,143 during the period. An amount of $8,497 is receivable in respect of these sales as of February 28, 1998.

6.      Notes Payable

        A $5,000,000 line of credit has been secured for the operating division from Fleet National Bank. The assets of the Fund are pledged as security for this line of credit. The amount currently outstanding on this line is zero.

7.      Commitments and Contingencies

        Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation's accumulated taxable income at a rate of 39.6% for years commencing after December 31, 1992.

        Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit is available only if the Fund is not held to be a mere holding or investment company.

        The Internal Revenue Service has recently upheld management's position that the Fund is not a mere holding or investment company since the Fund is conducting an operating business. Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Fund will not be held liable for the accumulated earnings tax by the Internal Revenue Service.

                          STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative total stockholder return on the Fund's Common Stock (consisting solely of stock price performance) for the last eight years with the cumulative total return (including the reinvestment of all dividends) of (i) Standard & Poor's 500 Stock Index and (ii) the Lipper Analytical Securities Corp.-Growth & Income Index.
There can be no assurance that the performance of the Fund will continue into the future with the same or similar trends depicted in the graph below.


                        Nine Year Cumulative Return

                        1988    1989    1990    1991    1992    1993    1994    1995    1996    1997

Copley Fund, Inc.       10,000  12,628  13,323  14,749  19,262  18,761  19,230  22,670  24,384  29,731
S&P 500 Index           10,000  11,200  14,224  13,228  16,667  17,334  18,588  24,928  30,349  40,475
Lipper Analytical Serv. 10,000  11,900  14,637  13,759  17,474  19,396  21,934  28,505  34,126  43,326


Assumes $10,000 invested on January 1, 1988 in each of (i) the Fund's Stock;
(ii) the S&P 500 Composite Stock Index and (iii) the Lipper Analytical Securities Corporation-Growth & Income Index.

The above comparisons do not reflect net amounts after taxex to shareholders. Copley Fund, Inc. files its tax returns as a regular corporation and accordingly the financial statements include provisions for current and deferred income taxex.

                                COPLEY FUND, INC.

                              FINANCIAL HIGHLIGHTS

The following table presents information about the Fund's financial history. It is based upon a single share outstanding throughout each fiscal year (which ends on the last day of February).



                       February   February   February  February  February  February  February  February
                       28, 1998   28, 1997   29, 1996  28, 1995  28, 1994  28, 1993  29, 1992  28,1991

Investment and
Operating Income       $ 1.371    $ 1.368    $ 1.302   $ 1.194   $ 1.099   $ 1.089   $ 1.113   $ 1.079
Expenses (Including
  Taxes)                  .490       .471       .431      .405      .509      .380      .371      .341
Net Investment and
Operating Income          .881       .897       .871      .789      .590      .709      .742      .738
Net Realized and
  Unrealized Gain
  (Loss) on
  Investments            4.885       .952      2.840      (.368)  (1.130)    3.031      .803      .008
Change in Accounting
  Estimate                 ---        ---       ---         ---     ---      1.150       ---       ---
Net Increase (Decrease)
  in Net Asset Value     5.766      1.849      3.711       .421    (.540)    4.890     1.545      .746
Net Asset Value
  Beginning of Year(1)  26,296     24.447     20.736     20.315   20.855    15.965    14.420    13.674
  End of Year(1)       $32.062    $26.296    $24.447    $20.736  $20.315   $20.855   $15.965   $14.420
Average Annual
Total Return            21.93%      7.56%     17.89%      2.5%    (2.6%)    30.6%     10.7%      5.5%
Ratio to Average
Net Assets:
  Investment Expenses
  (Excluding
  Income Taxes)           .95%      1.00%      1.03%      1.09%    1.51%     1.14%     1.38%     1.50%
  Net Investment and
   Operating Income      3.00%      3.51%      4.79%      3.84%    2.88%     5.93%     4.86%     5.34%
Portfolio Turnover      43.01%      9.15%      4.79%      31%      10%       5%        7%        16%
Number of Shares
  Outstanding at
  End of Year
  (in Thousands)         2,546      2,794      3,161      3,686    3,986    1,945      1,981     1,940


(1) Based upon average number of shares.

COPLEY FUND, INC.                            Annual Report
A No-Load Fund                               February 28, 1998



Investment Adviser

Copley Financial Services Corp.
P.O. Box 3287
Fall River, Massachusetts 02722

Custodian

Fleet Investment Services
111 Westminster Street
Providence, Rhode Island 02903

Transfer Agent

Steadman Security Corp.
1730 "K" St., N.W.
Washington, D.C. 20006                          COPLEY FUND, INC.
Tel. (202) 223-1000                                A No-Load Fund
Tel. (800) 424-8570

General Counsel

Roberts & Henry
1215 Seventeenth St., N.W.
Washington, D.C. 20036

Auditors

Roy G. Hale, C.P.A.
624 Clarks Run Road
La Plata, MD 20646

PART C      OTHER INFORMATION

Item 24     Financial Statements and Exhibits

		(a)  Financial Statements:

            Part I

            Included in Part A: Per Share Income and Capital Changes for each of the five years in the period ending February 28, 1998.

            Included in Part B: Statement of Assets and Liabilities as of February 28, 1998; Portfolio of Investments as of February 28, 1998; Statement of Operations for the year ended February 28, 1998; and Statement of Changes in Net Assets for each of the two years in the period ended February 28, 1998.

            (b) Exhibits:

            (1) Articles of Organization of Copley Fund, Inc., together with an amendment thereto which is filed as Exhibit 1(b)(1)to the Fund's Pre-Effective Amendment No. 2 to its Registration Statement 2-60951 and by this reference incorporated herein.

                (i)   Articles of Amendment of Copley Fund, Inc. filed as
                      Exhibit 1(b)(1)(i) to the Fund's Post-Effective Amendment No. 6 to its Registration Statement 2-61740 and by this reference incorporated herein.

                (ii) Articles of Amendment of Copley Tax Managed Fund, Inc. (now Copley Fund, Inc.), effective March 11, 1987, filed as Exhibit 24(b)(1)(ii) to the Fund's Post-Effective Amendment No. 8 to its Registration Statement 2-60951 and by this reference incorporated herein.

                (iii) Articles of Incorporation of the Copley Fund - Florida,
                      filed as Exhibit (b)(1)(iii) to Post-Effective Amendment 16 to its Registration Statement 2-60951 and by this reference incorporated herein.

            (2) By-Laws of Copley Fund, Inc., filed as Exhibit 1(b)(2) to the Fund's Pre-Effective Amendment No. 1 to its Registration Statement 2-60951 and by this reference incorporated herein.

                (i) By-Laws of the Copley Fund - Florida, filed as Exhibit 1(b)(2) to Post-Effective Amendment 16 to its Registration Statement 2-60951 and by this reference incorporated herein.

            (3) None

            (4) Specimen copy of Copley Fund, Inc. common stock (par value
                $1.00 per share), filed as Exhibit 1(b)(4) to the Fund's Pre-Effective Amendment No. 1 to its Registration Statement 2-60951 and by this reference incorporated herein.

                (i) Specimen copy of Certificate of Copley Fund - Florida, filed as Exhibit (1)(b)(4) to the Fund's Post-Effective Amendment 16 to its Registration Statement 2-60951 and by this reference incorporated herein.

            (5) Investment Advisory Contract, dated September 1, 1978, by and between the Copley Trust (formerly Steadman Tax-Sheltered Trust and now Copley Fund, Inc.) and Copley Financial Services Corp., a Massachusetts corporation, filed as Exhibit 1(b)(5) to the Fund's Post-Effective Amendment No. 3 to its Registration Statement No. 2-55344 and by this reference incorporated herein.

            (6)  None

            (7)  None

            (8) (i) Accounting Services Agreement and Shareholder Services Agreement between Steadman Security Corp. and Copley Fund, Inc. filed as Exhibit (8)(i) to its Post-Effective Amendment No. 13, and by this reference incorporated herein.

                 (ii) Custodian Agreement, dated December 19, 1991, by and between Copley Fund and Fleet National Bank, filed as
                 Exhibit 8 (ii) to its Post Effective Amendment No. 16, and by this reference incorporated herein.

            (9)  None

            (10) Opinion letter of Messrs. Hirschler, Fleischer, Weinberg,
                 Cox & Allen, dated April 29, 1980, with respect to the legality of the securities being registered, filed as
                 Exhibit 1(b)(10) to the Fund's Pre-Effective Amendment No. 1 to its Registration Statement 2-60951 and by this reference incorporated herein.

            (11) Consent of Legal Counsel and Consent of Roy Hale, CPA are
                 attached hereto as Exhibit 11.

            (12) See Item 24(a) of Part C.

            (13) None

            (14) Copley Fund, Inc. Retirement Plan for Self-Employed
                 Individuals, together with form of Plan Adoption Agreement and Summary Plan Description, filed as Exhibit 1(b)(14) to the Fund's Pre-Effective Amendment No. 1 to its Registration Statement 2-60951 and by this reference incorporated herein.

            (15) None

Item 25.  Persons Controlled by or Under Common Control With Registrant
				        ________________
				          Irving Levine

           ________________________________          ______________________
         Copley Financial Services, Inc.              Stuffco, Inc.
                      (1)                                    (3)

        ________________________________
	       Copley Fund, Inc.
	                 (2)

(1) See "Investment Adviser - The Adviser" in the Statement of Additional Information.

(2) See "Control Persons and Principal Holders of Securities" in the Statement of Additional Information.

(3) Mr. Levine owns 75% of the outstanding capital stock of this Massachusetts corporation, which is engaged in the business of processing ladies handbags, and he also serves as Chairman of the Board of Directors and Treasurer thereof.

Item 26.  	Number of Holders of Securities

	Title of      			  Number of Record
        Class                           Holders as of 2/28/98

        Common Stock                           3,446

Item 27.	Indeminification

	The Articles of Organization of the Fund provide that each director and officer shall be indemnified by the Fund against liabilities, fines, penalties and claims imposed upon or asserted against him (including amounts paid in settlement) by reason of having been such a director or officer, whether or not then continuing so to be, and against all expenses (including counsel fees) reasonably incurred by him in connection therewith, except in relation to matters as to which he shall have been finally adjudicated in any proceeding guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of such an adjudication in any such proceeding or in the absence of a settlement thereof, no indemnification shall be permitted unless there is first obtained a determination by independent legal counsel to the effect that, based upon a review of the facts, the officer or director seeking indemnification is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. "Independent legal counsel" shall not include counsel for the Fund, its investment adviser, its principal underwriter, if any, or persons affiliated with the Fund or such adviser or underwriter. "Director" or "officer" includes every director or officer or former director or officer of the Fund and every person who may have served at its request as a director or officer or other official serving in an equivalent capacity for another corporation or unincorporated business entity in which the Fund owns shares of stock or has an equity interest or of which it is a creditor or, in the case of non-stock corporation, to which the Fund contributes. Such terms also include personal representatives. The indemnity rights granted by the Fund's Articles of Organization are not deemed to be exclusive of other rights, if any, which such a director or officer may have under applicable law.

	Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to the court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

	Copley Financial Services Corp., the Fund's investment adviser ("CFSC"), is engaged in no other business. The following is a list of the directors and officers of CFSC and their business, profession or employment of a substantial nature during the past two fiscal years:

                                        BUSINESS, PROFESSION AND EMPLOYMENT
NAME OF OFFICERS                        DURING PAST TWO FISCAL YEARS
AND DIRECTORS                           (INCLUDING COMPANY AND PRINCIPAL
                                        ADDRESS)

Irving Levine, President		President, Treasurer and a Director
Treasurer and Director                  of Copley Financial Services Corp.
                                        since 1978; Chairman of the Board
                                        and Treasurer of Stuffco International,
                                        inc. a ladies handbag processor,
                                        retail chain operator since February,
                                        1978.

Eric Clifford Drysdale			Professional tennis player and
Director                                sport's announcer.

Jeffrey Josef Steiner			Chairman of the Board of Fairchild
Director                                Corporation, 110 E. 59th St., New
                                        York, New York 10022.

Stephen L. Brown                        Chairman of the Franklin Corporation
Director                                and Chairman of S. L. Brown & Company,
                                        New York, N.Y.

Kenneth Joblon				President, Brittany Dyeing & Printing &
Director                                Corp., New Bedford, MA

Item 29.  Principal Underwriters

          None

Item 30.  Location of Accounts and Records
          With the exception of the minute book of Shareholders and Directors and files of all advisory material received from the investment adviser, which are maintained by the Fund at P. O. Box 3287, Fall River, Massachusetts 02724, all other accounts, books or other documents required to be maintained by the Fund pursuant to
          Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder, are maintained by Fleet Bank and Steadman Security Corp., 1730 K Street, N.W., Washington, D.C. 20006.

Item 31.  Management Services

          None

Item 32.  Undertakings

          None

                             S I G N A T U R E S

	Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(g) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fall River, and Commonwealth of Massachusetts, on the 22rd day of June, 1998.




                                    COPLEY FUND, INC.

                                    By:  /s/ Irving Levine
                                             Irving Levine, President



         Pursuant to the requirements of the Securities Act of 1933, this Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



SIGNATURE                        TITLE                    Date


/s/ Irving Levine             Chairman of the Board       6/22/98
        Irving Levine         and President, Chief
                              Financial and Accounting
                              Officer


/s/ Albert Resnick, M.D.      Director                    6\22\98
	Albert Resnick, M.D.


/s/ Burton S. Stern           Director                    6\22\98
	Burton S. Stern


/s/ Kenneth Joblon            Director                    6\22\98
	Kenneth Joblon